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                                                                  EXHIBIT 99.3



                    IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE


In re                        )    Chapter 11
                             )
FIRST MERCHANTS ACCEPTANCE   )    Case No. 97 - 1500 (JJF)
CORPORATION,                 )
                             )
                Debtor.      )


              INTERIM(1) ORDER AUTHORIZING DEBTOR IN POSSESSION
               FINANCING; (2) GRANTING LIENS AND SUPERPRIORITY
         ADMINISTRATIVE CLAIMS; AND (3) MODIFYING THE AUTOMATIC STAY
         -----------------------------------------------------------

     THIS CAUSE coming to be heard upon the motion ("Motion") of First Merchants Acceptance Corporation, debtor and debtor in possession herein (hereinafter referred to as the "Debtor") for entry of an interim order authorizing the Debtor to obtain debtor in possession financing and related relief at a hearing on July 14, 1997; due and adequate notice of that Motion having been provided to secured parties of record and the office of the United States Trustee for the District of Delaware; the Court having reviewed said Motion and the proposed form of this order; the Court having heard the argument, testimony and offers of proof proffered by the parties present; the Court having considered the offer of the Bank Group (as defined herein) to provide $2,500,000.00 financing to pay operating expenses until the Court can consider the relief requested in the Motion on July 17, 1997 and UDC's (as defined herein) offer to provide preliminary financing on the terms offered by the Bank Group; and the Court being fully advised in the Premises;



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THE COURT HEREBY FINDS:

                                  BACKGROUND
                                  ----------

     A. The Debtor commenced this case on July 11, 1997 (the "Petition Date"), by filing a voluntary petition for reorganization under Title 11 of Chapter 11 of United States Code (the "Bankruptcy Code").

     B. Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, the Debtor is operating its business and managing its assets as a debtor-in-possession.
No examiner or trustee has been appointed in this case, and no official committee of unsecured creditors has been appointed.

     C.   The Debtor has represented to the Court the following:

          1. LaSalle National Bank ("LaSalle") acts as agent for the Debtor's bank group (the "Bank Group"). LaSalle as agent asserts a lien on all of the Debtor's assets, including (i) all installment sale agreements and related security; (ii) all personal property or Debtor's interest therein which is subject to any installment sale agreement; (iii) accounts, accounts receivable, contract rights, general intangibles, chattel paper, deposit accounts, records, customer lists, instruments, documents, notes, computer software, firmware, disks and tapes representing any of the foregoing, inventory, machinery, equipment or fixtures and all proceeds or products of any of the foregoing; and
(iv) all policies of insurance or otherwise with respect to any damage, destruction or loss of any of the foregoing, as set forth in the following documents:

          a. Fourth Amended and Restated Loan and Security Agreement, dated as of February 28, 1996, among LaSalle, the Debtor and the members of the Bank Group, as amended by a First Amendment dated as of May 1, 1996 and a Second Amendment dated as of December 26, 1996


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          b.   Retail Lockbox Mail Service Agreement, dated as of December 3,
               1996, by and between LaSalle and the Debtor

          c. the Intercreditor Agreement, dated as of June 9, 1997, between the Debtor and LaSalle, as agent on behalf of itself and the other secured lenders under the Fourth Amended and Restated Loan and Security Agreement dated February 28, 1996 among the Borrower, the secured lenders identified therein and the agent identified therein

Debtor's prepetition accounts receivable are deposited into a lockbox account at LaSalle. LaSalle as agent has executed releases from time to time in connection with (i) accounts receivables being sold as part of securitization transactions, (ii) accounts receivables being sold pursuant to whole loan sales to Greenwich Capital Financial Products, Inc. ("Greenwich"), and (iii) the stock of First Merchants Auto Receivables Corporation ("FMARC") and First Merchants Auto Receivables Corporation II ("FMARC II") as part of the securitization transactions. LaSalle as agent has executed an Intercreditor Agreement with Greenwich giving Greenwich a first priority interest in the accounts which the Bank Group has declared ineligible and which Debtor has in turn pledged to Greenwich in support of Greenwich's revolving loan facility to the Debtor. Since the Debtor does not propose at this time to use funds held or receipts coming into LaSalle's lockbox to pay post-petition expenses, there are no cash collateral usage issues with respect to LaSalle at this time. Debtor and LaSalle reserve all of their rights as to any proposed application by LaSalle of such funds.

          2. Greenwich, either directly or through a collateral agent, asserts a security interest in certain accounts receivable of Debtor which are ineligible under the Bank Group's loan documents, a second priority stock pledge on the stock of FMARC II and certain other Collateral, as defined and set forth in the following documents:


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          a.   the Credit Agreement, dated as of June 9, 1997, between the
               Debtor and Greenwich

          b. the Note, dated June 9, 1997, made by the Debtor to the order of Greenwich

          c. the Servicing Agreement, dated as of June 9, 1997, between Greenwich and the Debtor (as borrower and servicer thereunder) and Harris Trust and Savings Bank, as Paying Agent and Backup Servicer thereunder

          d. the Stock Pledge Agreement, dated as of June 9, 1997, among the Debtor, Greenwich and Harris, as Collateral Agent thereunder relating to the pledged FMARC II stock

          e. the Intercreditor Agreement, dated as of June 9, 1997, between Financial Security Assurance Inc. ("FSA") and Greenwich

          f. the Supplement Number 1, dated as of June 9, 1997, to the Stock Pledge Agreement between FSA and the Debtor

          g. the Pledged Receivables Security Agreement, dated as of June 9, 1997, made by the Debtor in favor of Greenwich

     Since the Debtor does not propose at this time to use receipts from accounts pledged to Greenwich or to sell the FMARC II stock, there are no cash collateral usage issues with respect to Greenwich at this time. Debtor will track receipts from the accounts pledged to Greenwich. Debtor reserves all of its rights as to any proposed application by Greenwich of such funds.

          3. FSA is party to a Stock Pledge Agreement, dated as of March 1, 1996, with the Debtor under which it asserts a first priority pledge of the stock of FMARC II, to secure certain contingent obligations of the Debtor to FSA. As noted above, there is an Intercreditor Agreement with Greenwich related to the FMARC II stock pledge. Since the Debtor does not propose to sell the stock of FMARC II at this time, there are no cash collateral usage issues at this point with respect to FSA.



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          4.   The Debtor is party to certain equipment leases which it is reviewing to determine whether they are financing or true leases. Since the Debtor does not propose to sell the applicable equipment at this time, there are no cash collateral issues at this point with respect to such leases to the extent they are found to be financing leases.

          5. The Debtor is reviewing and evaluating these claims, security interests and liens and reserves its rights, defenses and objections with respect thereto. These creditors may assert that all or a portion of the Debtor's cash and cash equivalents (the "Cash") constitute cash collateral subject to their respective asserted liens.

                            NEED FOR DIP FINANCING
                            ----------------------

     D. For the interim 3 day period to be covered by this interim Order (through and including July 17, 1997 at 11:00 a.m.), the Debtor needs a $2.5 million line of credit for critical postpetition operating expenses such as payroll and the other necessary postpetition operation expenses as noted in the Budget attached hereto as Exhibit A and as more specifically defined herein.

     E. Unless the Debtor obtains immediate Court authorization for DIP Financing pursuant to Section 364(c) of the Bankruptcy Code, the Debtor and its business will suffer immediate, continuing and irreparable harm, because it will not be able to meet its operating expenses for the business and preserve the value of its assets. Absent the financing, the Debtor's business will be destroyed and a liquidation will become necessary. Continued operation of the Debtor as a going concern protects the interests of all parties in interest.



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                                 DIP FACILITY
                                 ------------

     F. The Debtor has extensively negotiated an emergency DIP financing facility in the amount of $2,500,000.00 (the "Emergency DIP Facility") with Ugly Duckling Corporation ("UDC") which will enable the Debtor to pay certain post-petition operating and Chapter 11 expenses, as more specifically defined herein. The collateral securing Emergency DIP Facility, the relative priority of UDC's claims, and terms of the Interim and Final Financing agreed upon by the Debtor and UDC are set forth in the Term Sheet attached to the Motion as Exhibit B. The interest rate for the Emergency DIP Facility shall be 10 1/2%.

THE COURT MAKES THE FOLLOWING CONCLUSIONS OF LAW:

     (i) Due Notice. The notice given by the Debtor of the Motion as described in the Debtor's certificate of service constitutes notice appropriate under the circumstances of this case and complies with Bankruptcy Rules 102(1), 2002 and 4001(c)(1).

     (ii) Jurisdiction. The Court has jurisdiction over this case pursuant to 28 U.S.C. Section 1334. This matter is a "core" proceeding pursuant to, without limitation, 28 U.S.C. Section 157(b)(2)(A), (D), (M) and (O). Venue is proper in this Court under 28 U.S.C. Section 1408.

     (iii) Best Interests. The entry of this Order is necessary to avoid irreparable injury to this estate and is therefore in the best interests of the Debtor and all stakeholders and is authorized under the Bankruptcy Code.

     (iv) Good Faith. The DIP financing facility has been negotiated in good faith and at arms length among the Debtor and UDC with all parties represented by counsel. Loans to be extended pursuant to the DIP financing facility will be extended in good faith and entitled to the protections of Section 364(e) of the Bankruptcy Code.

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        (v)   Compliance with Bankruptcy Rules.  The conclusions of law and findings of fact set forth herein comply with the requirements of Bankruptcy fact which also constitute conclusions of law (or vice versa) are hereby deemed to be included in both sections of Rule 7052, applicable herein by reason of Bankruptcy Rule 9014.

WHEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

        1. Approval of Motion. The oral motion of the Debtor to obtain the Emergency DIP Facility is hereby granted and approved in all respects.

        2. Incorporation. The paragraphs contained in the preamble to this Order are incorporated by this reference.

        3. Interim Financing. The Debtor is authorized and permitted to (1) borrow $2,500,000.00 and use such funds to pay postpetition operating expenses as provided in the Budget, and only those prepetition obligations authorized by "Order Authorizing Debtor to Pay Prepetition Employee Compensation
Obligations"; provided, however, that notwithstanding anything herein or in the Budget, the Debtor shall not use any funds under the Emergency DIP Facility to pay (i) prepetition amounts due to Alitel; (ii) amounts listed in the Budget as "Swaps, Rate Caps"; or (iii) professional fees to Sonnenschein, Nath & Rosenthal; (2) to execute and enter into a credit agreement and such other documentation requested by UDC to effectuate the terms of the Emergency DIP Financing; (3) to grant and provide UDC with the perfected security interests and liens in the Collateral (as defined in the Term Sheet); and (4) to execute, deliver, perform and do all acts that may be required to carry out the intentions of the parties as set forth in the Emergency DIP Financing, including, but not limited to, granting security interests and liens and repaying the obligations set forth therein. The Interest rate shall be 10 1/2%.





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        4.      Takeout of Emergency DIP Facility.  If the Interim DIP Facility
as contemplated under the Term Sheet attached to the Motion (the "Interim DIP Facility") shall be approved, the Debtor shall borrow such sums under the Interim DIP Facility necessary to Pay, in full, all sums (1) loaned by UDC to the Debtor pursuant to this order and (2) the fees and costs of UDC as set forth in the Term Sheet.

        5. Grant of Security Interests. As security for all obligations due and owing UDC by the Debtor, and pursuant to 11 U.S.C. section 364(c)(3), UDC is hereby granted (effective from and after the entry of this Order without the necessity of the execution by the Debtor of security agreements) a valid and perfected lien and security interest in and to (1) the stock of FMARC II, subject to, and junior to, only the valid, properly perfected and enforceable liens and interests in existence and perfected as of the date of entry of this order ("Prior Liens"); and (2) any other assets, or property (whether real or personal), of the Debtor whether now owned or hereafter acquired subject to, and junior to only Prior Liens. UDC's Collateral shall also consist of any and all assets (including assets as described above) now owned or hereafter acquired by any affiliate or insider of the Borrower that may be subsequently substantively consolidated with the Borrower or the Borrower's estate, subject to, and junior to Prior Liens. Harris Bank and Trust ("Harris Bank"), the entity currently in possession of the FMARC II stock, shall be deemed UDC's collateral agent with respect to UDC's lien on the stock, UDC's interest in such stock to be deemed automatically perfected by virtue of this Order.

        The security interests and liens granted to UDC hereunder shall not be
(1) subject to any lien or security interest that is avoided and preserved for the benefit of the Debtor's estate under Bankruptcy Code section 551; (2) surcharged; or (3) subordinated to or made pari passu with any other lien or security interest under Bankruptcy Code


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section 364(d) or otherwise.  To the extent that any applicable non-bankruptcy law otherwise would restrict the granting, scope, enforceability, attachment, or perfection of the security interests and liens authorized or created hereby, or otherwise would impose filing, possession or registration requirements with respect thereto, such law is hereby preempted to the maximum extent permitted by the United States Constitution, the Bankruptcy Code, otherwise applicable federal law, and the judicial power of the Bankruptcy Court (provided UDC may still take such steps as it wishes to create, evidence, or perfect its security interests and liens under otherwise applicable non-bankruptcy law without waiving the benefits of this provision of this Order and Debtor is authorized and directed to execute, deliver, and perform, and do all acts that may be required by UDC in order to create, evidence, or perfect such security interests and liens under otherwise applicable non-bankruptcy law).

        6. Grant of Superpriority. Pursuant to Bankruptcy Code section 364(c)(1), and in addition to the liens and security interests granted hereby, all of the Debtor's obligations owing UDC shall be hereby deemed to constitute allowed administrative claims with priority over all other administrative claims of the types described in Bankruptcy Code sections 105, 326, 330, 331, 503(b), 507(a) and 507(b); subject only to (1) administrative claims, up to an aggregate amount of $350,000 for fees and expenses owed to retained professionals that were incurred by the Debtor or any statutory creditor's committee appointed in the captioned case and the expenses of members thereof, in each case to the extent that they are allowed pursuant to Bankruptcy Code section 330, which administrative claims, up to $350,000 shall rank pari passu with the administrative claims of UDC and (2) fees of the United States Trustee's Office payable pursuant to 28 U.S.C. section 1930(a)(6). Except as set forth above, absent UDC's express






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consent, no other claim shall be granted priority superior or pari passu with that of the claim of UDC so long as Debtor has any obligation owing to UDC.

        7. Subsequent Modification, Stay or Vacation. If any or all of the provisions of this Order are hereafter modified, vacated or stayed by subsequent order of this Court or any other court, such stay, modification or vacation shall not affect: the validity of any obligation, debt or claim incurred or any priority, security interest or lien in connection with the DIP Facility pursuant to this Order and such obligation, debt or claim shall be governed in all respects by the original provisions of this Order or the terms and conditions for the use of any cash collateral.

        8. Binding Obligation. The financing agreements entered into pursuant to this order, and the terms of this order, shall be binding upon UDC and the Debtor and their respective successors and assigns (including any representative hereinafter appointed for the estate of the Debtor) and shall inure to the benefit of UDC and the Debtor and (except with respect to any trustee hereafter appointed for the estate of the Debtor in thes proceedings under Chapter 7 or 11 of the Bankruptcy Code) their respective successors and assigns.

        9. Relief From Stay. The automatic stay created by Bankruptcy Code section 362 is hereby modified, vacated and annulled to the extent necessary to permit UDC to perform in accordance with, and to exercise its rights pursuant to and granted by, the financing documents to be drafted and executed consistent with the Term Sheet and this Order, including, without limitation, any right to take steps under otherwise applicable non-bankruptcy law to create, evidence, or perfect liens against property of the estate of the Debtor, including, without limitation, the right to exercise, upon occurrence of an event of default (subject to the service of any required notice of default and the



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running of any period for curing default, all as defined and provided for in the Term Sheet and any subsequent financing documents) all rights and remedies provided for in the financing documents or available at law (including state law) or in equity.

        10. Greenwich. The Debtor does not seek to use Cash in which Greenwich asserts an interest, but will segregate such funds. Debtor will track receipts from accounts pledged to Greenwich.

        11. Lockbox: Cash Held by Bank Group. For the duration of this Order, neither LaSalle nor any member of the Bank Group nor Greenwich shall have any increased rights in funds currently held or hereinafter received by them relating to the Debtor or its accounts receivable by virtue of LaSalle or any other member of the Bank Group or Greenwith receiving or holding such amounts.

        12. Insurance. The Debtor shall maintain adequate and appropriate insurance on its assets consistent with past practice.

        13. Reports. The Debtor will provide UDC, LaSalle, FSA and Greenwich with copies of its (i) monthly operating report and (ii) filings with the Securities and Exchange Commission.

        14. Retention of Jurisdiction. This Court hereby retains exclusive jurisdiction over the subject matter of this Order to resolve any dispute in connection with the rights and duties specified hereunder.

        15. Binding in Plan. The rights, powers, remedies, privileges, security interests, liens, and priorities of UDC provided for herein and in the financing agreements shall not be modified or abridged by Debtor in a plan of reorganization unless UDC shall have consented to such plan of reorganization.



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     16.   Further Interim Hearing.  A further interim hearing on the Interim
DIP Facility is set for July 17, 1997 at 11:00 am.

     17.   This Order is effective as of July 14, 1997.


Dated:  Wilmington, Delaware
        July 15, 1997




                                      /s/ Joseph J. Famor Jr.
                                      ------------------------------------
                                      United States District Judge














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